UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 23, 2020
Date of Report (date of earliest event reported)
MFA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13991		13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

350 Park Avenue, 20th Floor	New York	New York	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 207-6400
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.00% Senior Notes due 2042	MFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In recent weeks, due to the turmoil in the financial markets resulting from the global pandemic of the COVID-19 virus, MFA Financial, Inc. and its subsidiaries (collectively, the “Company”) have received an unusually high number of margin calls from financing counterparties, and have also experienced higher funding costs in respect of its repurchase agreements. At the close of business on March 23, 2020, the Company did not meet its margin calls. Further, on March 23, 2020, the Company notified its financing counterparties that it does not expect to be in a position to fund the anticipated volume of future margin calls under its financing arrangements in the near term as a result of market disruptions created by the COVID-19 pandemic. The Company estimates that, as of March 20, 2020, the Company’s aggregate obligations under its various financing arrangements was approximately $9.5 billion.

In light of the events and conditions described above, the Company is engaged in discussions with its financing counterparties with regard to entering into forbearance agreements pursuant to which each counterparty would agree to forbear from exercising its rights and remedies with respect to an event of default under the applicable financing arrangement for an agreed-upon period. The Company cannot predict whether its financing counterparties will enter into a forbearance agreement, the timing of any such agreement, or the terms thereof.

Under the terms of the Company’s financing arrangements, if the Company fails to deliver additional collateral or otherwise meet margin calls when due, the counterparties may demand immediate payment by the Company of its aggregate outstanding financing obligations and/or take ownership of the securities securing the Company’s financing obligations.

The Company has engaged Hunton Andrews Kurth LLP and Quinn Emanuel Urquhart & Sullivan, LLP as legal counsel and FTI LLC as financial advisor in connection with its financings and related matters.

Item 8.01. Other Events.

On March 24, 2020, the Company issued a press release announcing the status of its financing agreements, which is discussed in Item 2.04 above and incorporated herein by reference.

On March 25, 2020 the Company issued a press release announcing that it is revoking its previously announced first quarter 2020 quarterly cash dividends on each of the Company’s common stock and 7.50% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”).

The quarterly cash dividend of $0.20 per share on the Company's common stock had been declared on March 11, 2020, and was to be paid on April 30, 2020, to all stockholders of record as of the close of business March 31, 2020. The Series B Preferred Stock dividend of $0.46875 per share had been declared on February 14, 2020, and was to be paid on March 31, 2020, to stockholders of record as of the close of business March 2, 2020.

Unpaid dividends on the Company’s Series B Preferred Stock shall accrue without interest. No dividends may be paid or set apart on shares of the Company’s common stock unless full cumulative dividends on the Series B Preferred Stock for all past dividend periods that have ended have been or contemporaneously are paid in cash, or a sum sufficient for such payment is set apart for payment.

The Company will continue to monitor market conditions and the potential impact the ongoing volatility and uncertainty may have on its business. Related thereto, the Company’s Board of Directors will continue to evaluate the payment of dividends as market conditions evolve. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 24, 2020

99.2	Press Release, dated March 25, 2020

Forward-Looking Statements

When used in this report or other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: the Company’s estimates of its outstanding borrowings under its financing arrangements, uncertainties related to negotiations with the Company’s financing counterparties including with respect to any forbearance agreement and the timing of any such agreement or the terms thereof. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, the Company’s ability to accurately estimate its outstanding borrowings under its financing arrangements, uncertainties related to negotiations with the Company’s financing counterparties including with respect to any forbearance agreement, the timing of any such agreement or the terms thereof, changes in interest rates, changes in default rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of our assets, general economic conditions, conditions in the market for our residential mortgage backed securities, residential whole loans, residential mortgage securities, MSR-related assets and other assets, the timing and amount of distributions to our stockholders, our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, conditions in the real estate market, legislative and regulatory changes that could adversely affect the business of the Company and the ongoing spread and economic effects of the novel coronavirus (COVID-19). Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent filings. All information in this current report on Form 8-K is as of March 26, 2020. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: March 26, 2020	MFA FINANCIAL, INC.

	By:	/s/ Harold E. Schwartz
	Name:	Harold E. Schwartz
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated March 24, 2020.

99.2	Press Release, dated March 25, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).